                                                                    EXHIBIT 25.1

                                                       Registration No. 33-55195
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                              -------------------

   Check if an application to determine eligibility of a trustee pursuant to
                   Section 305(b)(2) ________________________

                           NATIONSBANK OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

              901 Main Street                                 75-2238693
            Dallas, Texas  75202                           (I.R.S. employer
         (Address, including zip code                     identification no.)
        of principal executive offices)

               Not applicable                                Not applicable
       (Jurisdiction of incorporation                     (Name, address and
         or organization if not a                         telephone number of
             U.S. national bank)                           agent for service)

                                 MERISEL, INC.
              (Exact Name of obligor as specified in its charter)

                  DELAWARE                                      95-4172359
         (State or other jurisdiction                        (I.R.S. employer
       of incorporation or organization)                    identification no.)

                           200 Continental Boulevard
                         El Segundo, California  90245

         (Address, including zip code, of principal executive offices)

                             Senior Notes due 2004

                        (Title of indenture securities)

================================================================================

Item 1.   General Information

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.


             Name                             Address
             ----                             -------
Comptroller of the Currency                Washington, D.C.
Federal Reserve Bank                       Dallas, Texas
Federal Deposit Insurance Corporation      Washington, D.C.
National Bank Examiners                    Dallas, Texas

          (b) Whether it is authorized to exercise corporate trust powers.
                    Yes.

Item 2.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.
                    None.

Item 3.   Voting Securities of the Trustee.

          (a) Furnish the following information as to each class of voting securities of the trustee.

                              As of ___________________
                                     (within 31 days)

                             Col. A                 Col. B
                         Title of Class       Amount Outstanding
                         --------------       ------------------
                         Not applicable

Item 4.   Trusteeships Under Other Indentures.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

          (a) Title of the securities outstanding under each such other indenture.

                    Not Applicable

          (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indentures, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indentures.

                    Not applicable.

Item 5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                    Not applicable.

Item 6.   Voting Securities of the Trustee Owned by the Obligor or Its
          Officials.

          Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

                              As of ___________________
                                     (within 31 days)

         Col. A                    Col. B          Col. C           Col. D
- -----------------------------   -------------   ------------   -----------------
                                                                 Percentage of
                                                                     Voting
                                                                   Securities
                                                                   Represented
                                  Title of      Amount Owned    by Amount Given
       Name of Owner               Class        Beneficially        in Col. C
- -----------------------------   -------------   ------------   -----------------

       Not applicable.

Item 7. Voting Securities of the Trustee Owned by the Underwriters or Their Officials.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.


                              As of ___________________
                                     (within 31 days)

         Col. A                    Col. B          Col. C           Col. D
- -----------------------------   -------------   ------------   -----------------
                                                                 Percentage of
                                                                     Voting
                                                                   Securities
                                                                   Represented
                                  Title of      Amount Owned    by Amount Given
       Name of Owner               Class        Beneficially        in Col. C
- -----------------------------   -------------   ------------   -----------------

       Not applicable.

Item 8.   Securities of the Obligor Owned or Held by the Trustee.

          Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                              As of ___________________
                                     (within 31 days)

         Col. A                    Col. B          Col. C           Col. D
- -----------------------------   -------------   ------------   -----------------
                                                Amount Owned
                                                Beneficially
                                 Whether the     or Held as
                                 Securities      Collateral    Percent of Class
                                 are Voting     Security for      Represented
                                or Nonvoting     Obligations   by Amount Given
       Title of Class            Securities      in Default        in Col. C
- -----------------------------   -------------   ------------   -----------------

       Not applicable.

Item 9.   Securities of Underwriters Owned or Held by the Trustee.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter, any of which are so owned or held by the trustee:

                              As of ___________________
                                     (within 31 days)

         Col. A                    Col. B          Col. C           Col. D
- -----------------------------   -------------   ------------   -----------------
                                                Amount Owned
                                                Beneficially
                                                 or Held as
                                                 Collateral
                                                Security for   Percent of Class
                                                Obligations      Represented
     Name of Issuer and             Amount       in Default    by Amount Given
       Title of Class            Outstanding     by Trustee       in Col. C
- -----------------------------   -------------   ------------   -----------------

       Not applicable.

Item 10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

          If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                              As of ___________________
                                     (within 31 days)

         Col. A                    Col. B          Col. C           Col. D
- -----------------------------   -------------   ------------   -----------------
                                                Amount Owned
                                                Beneficially
                                                 or Held as
                                                 Collateral
                                                Security for   Percent of Class
                                                Obligations      Represented
     Name of Issuer and             Amount       in Default    by Amount Given
       Title of Class            Outstanding     by Trustee       in Col. C
- -----------------------------   -------------   ------------   -----------------

       Not applicable.

Item 11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person, any of which are so owned or held by the trustee:

                              As of ___________________
                                     (within 31 days)

         Col. A                    Col. B          Col. C           Col. D
- -----------------------------   -------------   ------------   -----------------
                                                Amount Owned
                                                Beneficially
                                                 or Held as
                                                 Collateral
                                                Security for   Percent of Class
                                                Obligations      Represented
     Name of Issuer and             Amount       in Default    by Amount Given
       Title of Class            Outstanding     by Trustee       in Col. C
- -----------------------------   -------------   ------------   -----------------

       Not applicable.

Item 12.  Indebtedness of the Obligor to the Trustee.

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

                 Col. A                 Col. B                  Col. C
          ----------------------  ---------------------  ---------------------
          Nature of Indebtedness    Amount Outstanding         Date Due
          ----------------------  ---------------------  ----------------------

          Not applicable.

Item 13.  Defaults by the Obligor.

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                    None.

          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                    None

Item 14.  Affiliations with the Underwriters.

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

                    Not applicable.

Item 15.  Foreign Trustee.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                    Not applicable.

Item 16.  List of Exhibits.

          List below all exhibits filed as a part of this statement of eligibility.

          1. A copy of the articles of association of the trustee as now in effect.*

          2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.*

          4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.*

          5.   Not applicable.

          6.   The consents of United States institutional trustees required by
               Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.

     In answering any item in this statement of eligibility and qualification which relates to matters peculiarly within the knowledge of the obligor or of its partners, directors or executive officers, the undersigned, NationsBank of Texas, N.A., has relied upon information furnished to it by the obligor and the undersigned disclaims responsibility for the accuracy or completeness of such information.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, NationsBank of Texas, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 26th day of September, 1994.


                              NATIONSBANK OF TEXAS, N.A.

                              By: /S/ Robert L. Patterson
                                  -----------------------
                                    Vice President

                                   EXHIBIT 1

     A copy of the current effective Articles of Association and amendments for NationsBank of Texas, National Association is attached as Exhibit 1 to Statement of Eligibility and Qualification (Form T-1) Executed by NationsBank of Dallas, N.A. and filed as part of a Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1933, as amended, of Life Partners Group, Inc. 12 3/4% Senior Subordinated Notes due 2002. Such exhibit is hereby incorporated herein by reference.

                                   EXHIBIT 2

     A copy of the certificate of authority of the trustee to commence business as a national bank issued by the Comptroller of the Currency under date of July 29, 1988 is attached as Exhibit 2 to Statement of Eligibility and Qualification (Form T-1) executed by NationsBank of Dallas, N.A. and filed as part of a Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1933, as amended, of Life Partners Group, Inc. 12 1/4% Senior Subordinated Notes due 2002. Such exhibit is hereby incorporated herein by reference.


                                   EXHIBIT 3

     A copy of the authorization of the trustee to exercise corporate trust powers issued by the Comptroller of the Currency is attached as Exhibit 3 to Statement of Eligibility and Qualification (Form T-1) executed by NationsBank of Dallas, N.A. and filed as part of Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1993, as amended, of Life Partners Group, Inc., 12 3/4% Senior Subordinated Notes due 2002, and is hereby incorporated herein by reference.

                                   EXHIBIT 4

     A copy of the currently effective Bylaws of NationsBank of Texas, National Association is attached as Exhibit 4 to Statement of Eligibility and Qualification (Form T-1) executed by NationsBank of Dallas, N.A. and filed as part of Registration Statement (Registration No. 33-47621) for the registration under the Securities Act of 1933, as amended, of Life Partners Group, Inc., 12 3/4% Senior Subordinated Notes due 2002, and is hereby incorporated herein by reference.

                                   EXHIBIT 6


     NationsBank of Texas, N.A., as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examination by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in Section 321 of said Trust Indenture Act of 1939.


                              NATIONSBANK OF TEXAS, N.A.

                              By: /S/ Robert L. Patterson
                                  -----------------------
                                    Vice President

Date: September 26, 1994

                                   EXHIBIT 7


Attached is a copy of the applicable portion of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining.

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

                                Expires July 31, 1994

Federal Financial Institutions Examination Council
- -------------------------------------------------------------------------------

                                                                            [1]
                                Please refer to page i,
                                Table of Contents, for
[LOGO OF FDIC]                  the required disclosure
                                of estimated burden.

- -------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

Report at the close of business June 30, 1994   (940630)
                                               -----------
                                               (RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- -------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,         Joe L. Price, Sr. Vice President
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/S/ Joe L. Price, SVP
- -------------------------------------------------------
Signature of Officer Authorized to Sign Report

July 22, 1994
- -------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/S/ ROBERT B. LANE
- -------------------------------------------------------
Director (Trustee)

/S/ JOSEPH R. MUSOLINO
- -------------------------------------------------------
Director (Trustee)

/S/ JAMES R. ERWIN
- -------------------------------------------------------
Director (Trustee)

- -------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

- -------------------------------------------------------------------------------

FDIC Certificate Number |   |   |   |   |   |
                         --- --- --- --- ---
                             (RCRI 9060)


                                      CALL NO. 188              31      06-30-94

                                      CERT:  27306           00610  STBK 48-2132

                                      NATIONSBANK OF TEXAS, NATIONAL ASSOC
                                      REG. REL. GRP. - 5TH FLR - 600 PEACH
                                      ATLANTA, GA   30308


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

NATIONSBANK OF TEXAS, N.A.     Call Date: 06/30/94    ST-BK 48-2132    FFIEC 031
ONE NATIONSBANK PLAZA NC1-002-17-17                                    Page RC-1
CHARLOTTE, NC 28255            Vendor ID: D           CERT: 27306

Transmit Number: 11000025                                                  11
Transmitted to EDS as 0016770 on 07/29/94 at 10:24:57 CST


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                               Dollars in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Cash and balances due from depository institutions (from                               RCFD
     Schedule RC-A):                                                                        ----
     a.  Noninterest-bearing balances and currency and coin (1) ........................... 0081 .............  1,875,758     1.a
     b.  Interest-bearing balances (2) .................................................... 0071 .............     52,822     1.b
 2.  Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A) ....................... 1754 .............  3,096,329     2.a
     b.  Available-for-sale securities (from Schedule RC-B, column D) ..................... 1773 .............  4,225,244     2.b
 3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     a.  Federal funds sold ............................................................... 0276 .............    748,720     3.a
     b.  Securities purchased under agreements to resell .................................. 0277 .............    420,925     3.b
 4.  Loans and lease financial receivables:                    RCFD
     a.  Loans and leases, net of unearned income              ----
         (from Schedule RC-C) ................................ 2122 ......... 24,706,138 .................................    4.a
     b.  LESS:  Allowance for loan and lease losses .......... 3123 .........    181,543 .................................    4.b
     c.  LESS:  Allocated transfer risk reserve .............. 3128 .........          0 .................................    4.c
     d.  Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c) .............................. 2125 ............. 24,524,595     4.d
 5.  Assets held in trading accounts ...................................................... 3545 .............     92,771     5.
 6.  Premises and fixed assets (including capitalized leases) ............................. 2145 .............    522,484     6.
 7.  Other real estate owned (from Schedule RC-M) ......................................... 2150 .............      6,502     7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-M) ....................................................................... 2130 .............          1     8.
 9.  Customers' liability to this bank on acceptances outstanding ......................... 2155 .............    188,698     9.
10.  Intangible assets (from Schedule RC-M) ............................................... 2143 .............    283,953    10.
11.  Other assets (from Schedule RC-F) .................................................... 2160 .............    956,199    11.
12.  Total assets (sum of items 1 through 11) ............................................. 2170 ............. 36,995,001    12.

- ------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

NATIONSBANK OF TEXAS, N.A.     Call Date: 06/30/94    ST-BK 48-2132    FFIEC 031
ONE NATIONSBANK PLAZA NC1-002-17-17                                    Page RC-2
CHARLOTTE, NC 28255            Vendor ID: D           CERT: 27306

Transmit Number: 11000025                                                  12
Transmitted to EDS as 0016770 on 07/29/94 at 10:24:57 CST


Schedule RC - Continued

                                                                                                               Dollars in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
13.  Deposits:                                                                              RCON
     a.  In domestic offices (sum of totals of                                              ----
         columns A and C from Schedule RC-E, part 1)....................................... 2200 ............. 22,935,054    13.a
                                                               RCON
                                                               ----
     (1) Noninterest-bearing (1) ............................. 6631 .........  5,326,545 .................................   13.a.1
     (2) Interest-bearing .................................... 6636 ......... 17,608,509 .................................   13.a.2
                                                                                            RCFN
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from                ----
         Schedule RC-E, part II) .......................................................... 2200 .............  1,369,930    13.b
                                                               RCFN
                                                               ----
     (1) Noninterest-bearing (1) ............................. 6631 .........         93 .................................   13.b.1
     (2) Interest-bearing .................................... 6636 .........  1,369,837 .................................   13.b.2
14.  Federal funds purchased and securities sold under agreements to repurchase in
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and           RCFD
     in IBFs:                                                                               ----
     a.  Federal funds purchased .......................................................... 0278 .............  7,363,828    14.a
     b.  Securities sold under agreements to repurchase ................................... 0279 .............  1,508,422    14.b
                                                                                            RCON
                                                                                            ----
15.  a.  Demand notes issued to the U.S. Treasury ......................................... 2840 .............     55,973    15.a
                                                                                            RCFD
                                                                                            ----
     b.  Trading liabilities .............................................................. 3548 .............     56,010    15.b
16.  Other borrowed money:
     a.  With original maturity of one year or less ....................................... 2332 .............    421,935    16.a
     b.  With original maturity of more than one year ..................................... 2333 .............    134,905    16.b
17.  Mortgage indebtedness and obligations under capitalized leases ....................... 2910 .............     10,663    17.
18.  Bank's liability on acceptances executed and outstanding ............................. 2920 .............    188,698    18.
19.  Subordinated notes and debentures .................................................... 3200 .............    301,373    19.
20.  Other liabilities (from Schedule RC-G) ............................................... 2930 .............    363,879    20.
21.  Total liabilities (sum of items 13 through 20) ....................................... 2948 ............. 34,710,670    21.

22.  Limited-life preferred stock and related surplus ..................................... 3282 .............          0    22.

EQUITY CAPITAL
                                                                                            RCFD
                                                                                            ----
23.  Perpetual preferred stock and related surplus ........................................ 3838 .............          0    23.
24.  Common stock ......................................................................... 3230 .............    500,000    24.
25.  Surplus (exclude all surplus related to preferred stock) ............................. 3839 .............    900,504    25.
26.  a.  Undivided profits and capital reserves ........................................... 3632 .............    932,432    26.a
     b.  Net unrealized holding gains (losses) on available-for-sale securities ........... 8434 .............    (48,605)   26.b
27.  Cumulative foreign currency translation adjustments .................................. 3284 .............          0    27.
28.  Total equity capital (sum of items 23 through 27) .................................... 3210 .............  2,284,331    28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of
     items 21, 22, and 28) ................................................................ 3300 ............. 36,995,001    29.

Memorandum
To be reported only with the March Report of Condition.
 1.  Indicate in the box at the right the number of the statement below that best           RCFD               Number
     describes the most comprehensive level of auditing work performed for the bank         ----               ------
     by independent external auditors as of any date during 1993 .......................... 6724 ............. N/A           M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
- ------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

                                                                            [35]
                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------------
         NAME AND ADDRESS OF BANK              |   OMB No. For OCC: 1557-0081
                                               |   OMB No. For FDIC: 3064-0052
CALL NO. 188            31           06-30-94  |   OMB No. For Federal Reserve:
CERT: 27306          00610     STBK   48-2132  |            7100-0036
                                               |     Expiration Date: 2/28/95
NATIONSBANK OF TEXAS, NATIONAL ASSOC           |
REG. REL. GRP. - 5TH FLR - 600 PEACH           |           SPECIAL REPORT
ATLANTA, GA  30308                             |   (Dollar Amounts in Thousands)
                                               |--------------------------------
                                               | CLOSE OF BUSINESS DATE
                                               |
                                               | -------------------------------
                                               | FDIC Certificate Number
                                               |       |   |   |   |       C700
                                               |    --- --- --- --- ---
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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.  With each Report of
Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of
"executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
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a.  Number of loans made to executive officers since the     RCFD
    previous Call Report date .............................. 3561    None    a.
b.  Total dollar amount of above loans (in thousands         RCFD
    of dollars ............................................. 3562     0      b.
c.  Range of interest charged on above     RCFD              RCFD
    loans (example: 9 3/4% = 9.75) ....... 7701  0.00  % to  7702  0.00  %   c.
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SIGNATURE AND TITLE OF OFFICER AUTHORIZED        | DATE (Month, Day, Year)
TO SIGN REPORT                                   |
        /s/ Joe L. Price SVP                     | July 22, 1994
Joe L. Price, Senior Vice President              |
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NAME AND TITLE OF PERSON TO WHOM INQUIRIES       | AREA CODE/PHONE NUMBER
MAY BE DIRECTED (TEXT 8903)                      | (TEXT 8904)
                                                 |
Lori Brazil, Accounting Officer                  | 704-386-1308
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FDIC 8040/53(12-92)